SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 6, 2006
CANYON RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11887	84-0800747

(State or other	(Commission File No.)	(IRS Employer
jurisdiction		Identification No.)
of incorporation)

14142 Denver West Parkway, Suite 250
Golden, Colorado	80401

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 278-8464
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Termination of a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
2006 Omnibus Equity Incentive Plan
Form of Restricted Stock Agreement
Form of Incentive Stock Option Agreement
Form of Non-Qualified Stock Option Agreement

Item 1.01 Entry into a Material Definitive Agreement.
     On June 6, 2006, the stockholders of Canyon Resources Corporation (the “Company”) approved the Canyon Resources Corporation 2006 Omnibus Equity Incentive Plan (the “Plan”) at the annual meeting of stockholders. The Plan was previously approved by the Board of Directors of the Company on March 2, 2006, subject to stockholder approval. The purpose of the Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. A description of the material terms the Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “Commission”) on April 28, 2006 (the “Proxy Statement”), under the heading “Proposal to Approve the Canyon Resources 2006 Omnibus Equity Incentive Plan,” which description is incorporated herein by reference. The summary incorporated by reference from the Proxy Statement is qualified in its entirety by the full text of the Plan, filed herewith as Exhibit 10.1 and incorporated herein by reference.
     Also on June 6, 2006, on the recommendation of its Compensation Committee, the Board of Directors of the Company adopted a new non-employee director compensation program, effective as of June 6, 2006. Commencing with the 2006 annual meeting, effective immediately following each annual meeting of stockholders, each continuing non-employee director (1) will be paid an annual cash retainer of $5,000, to be paid in four quarterly installments for services rendered and (2) will receive a grant of shares of restricted stock having a fair market value of $5,000, based on the closing price of the Company’s common stock on the date of grant. The shares of restricted stock granted will vest immediately. In addition, the Chairperson of the Company’s Audit Committee will be paid an annual cash retainer of $2,500 and will receive restricted stock having a fair market value of $2,500, subject to the same terms described above. The Chairpersons of the Company’s Compensation Committee and Nominating Committee will each receive an additional cash retainer of $500 and will be granted additional shares of restricted stock having a fair market value of $500, also subject to the terms described above. The number of shares of restricted stock granted to a non-employee director joining the Company’s Board of Directors other than at an annual meeting of stockholders will be pro-rated based on the amount of time remaining until the next annual meeting of stockholders. The Company’s non-employee directors received their first restricted stock grant under the compensation plan on June 6, 2006. Each non-employee director was awarded a grant of 4,762 shares of restricted stock having a fair market value of $5,000. The Chairman of the Company’s Audit Committee was granted an additional 2,381 shares of restricted stock having a fair market value of $2,500 and the Chairmen of the Company’s Compensation Committee and Nominating Committee were each granted an additional 476 shares of restricted stock having a fair market value of $500. All grants of restricted stock were based on the closing price of the Company’s common stock on June 6, 2006 and were awarded on the Form of Restricted Stock Agreement attached hereto as Exhibit 10.2.
     In connection with the adoption of the Plan, also on June 6, 2006, the Company’s Compensation Committee approved the Form of Restricted Stock Agreement, the Form of Incentive Stock Option Agreement and the Form of Non-Qualified Stock Option Agreement which are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively.
     Also on June 6, 2006, the Company’s Compensation Committee agreed to pay the salary of the Company’s Chairman of the Board, Richard H. De Voto, in both cash and restricted stock. Effective July 1, 2006, Mr. De Voto will be paid $25,000 and receive a grant of 23,810 shares of restricted stock having a fair market value of $25,000, based on the closing price of the Company’s common stock on June 6, 2006. The shares of restricted stock granted to Mr. De Voto will vest upon the date of grant. Except to the extent necessary to reflect the manner in which Mr. De Voto’s salary will be paid in the future, there were no other changes to his salary and the terms of his employment were not materially altered.
     The disclosure provided in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.02 Termination of a Material Definitive Agreement.
     In connection with the adoption of the Plan, the Company’s existing Amended and Restated Incentive Stock Option Plan (the “Incentive Stock Option Plan”) and existing Amended and Restated Non-Qualified Stock Option Plan (the “Non-Qualified Stock Option Plan”) were terminated on June 6, 2006. A description of the material terms the Non-Qualified Stock Option Plan and Incentive Stock Option Plan were included in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Commission on April 29, 2004, under the headings “Proposal to Approve the Amended and Restated Stock Option Plan” and “Proposal to Approve the Amended and Restated Non-Qualified Stock Option Plan,” which descriptions are incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On June 6, 2006, the Board of Directors of the Company appointed David P. Suleski to the position of Chief Financial Officer of the Company, effective as of June 6, 2006. Mr. Suleski joined the Company in December 2005 and will continue to serve as the Company’s Vice President, Chief Accounting Officer, Treasurer and Secretary. In connection with Mr. Suleski’s appointment as the Company’s Chief Financial Officer, his annual base salary was increased to $130,000 and Mr. Suleski received 50,000 options to purchase the Company’s common stock at an exercise price of $1.05. The terms of Mr. Suleski’s employment agreement were amended, effective as of June 6, 2006, to reflect his new position as the Company’s Chief Financial Officer and to reflect his new annual base salary. Except to the extent necessary to reflect Mr. Suleski’s position and duties and responsibilities as the Company’s Chief Financial Officer and to reflect his new salary, the terms of his employment were not materially altered.
     The foregoing summary of the amendments to Mr. Suleski’s terms of employment is qualified in its entirety to the text of the form of change in control agreement filed by the Company with the Commission on February 24, 2006 on Amendment No. 1 to Registration Statement on Form S-1, which is incorporated by reference to Exhibit 10.5 hereto. The material terms of Mr. Suleski’s change in control agreement were described in the Proxy Statement under the heading “Change in Control Arrangement,” and in the Company’s Current Report on Form 8-K filed with the Commission on January 6, 2006, which descriptions are incorporated herein by reference.
     The information required by Items 401(b),(d), (e) and Item 404(a) of Regulation S-K is incorporated by reference to the Proxy Statement.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Canyon Resources Corporation 2006 Omnibus Equity Incentive Plan

10.2	Form of Restricted Stock Agreement

10.3	Form of Incentive Stock Option Agreement

10.4	Form of Non-Qualified Stock Option Agreement

10.5	Form of Change of Control Agreements between Canyon Resources Corporation and certain of its Executive Officers and a Schedule of such Agreements (filed as Exhibit 10.4 to Company’s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-130692) on February 24, 2006, and incorporated herein by reference)

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON RESOURCES CORPORATION
Date: June 12, 2006	By:	/s/ James K. B. Hesketh
James K. B. Hesketh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Canyon Resources Corporation 2006 Omnibus Equity Incentive Plan

10.2	Form of Restricted Stock Agreement

10.3	Form of Incentive Stock Option Agreement

10.4	Form of Non-Qualified Stock Option Agreement

10.5	Form of Change of Control Agreements between Canyon Resources Corporation and certain of its Executive Officers and a Schedule of such Agreements (filed as Exhibit 10.4 to Company’s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-130692) on February 24, 2006, and incorporated herein by reference)